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                                                                 Exhibit 10.20.3

                                    GUARANTY

       GUARANTY, dated this 4th day of February, 2000 (this "Guaranty"), by Jay Chiat ("Guarantor") in favor of Tomar Studios, Inc. ("Sublandlord").

       FOR VALUE RECEIVED, and in consideration for the agreement of Sublandlord to make and enter into, and as an inducement to Sublandlord to make and enter into, the Sublease of even date herewith with Screaming Media.com, Inc., a Delaware corporation having an address at 601 West 26th Street, 13th Floor, New York, New York 10001 ("Subtenant"), of certain premises known as Suite SE1-7 on the thirteenth (13th) floor of the building known as 601 West 26th Street, New York, New York, 10001 (the "Sublease," capitalized terms used herein but not defined herein having the meanings given them in the Sublease), Guarantor hereby guarantees to Sublandlord and Sublandlord's successors and assigns the full payment, performance and observance of all the covenants, conditions and agreements provided in the Sublease to be paid, performed and observed by Subtenant (including, without limitation, the payment of all Base Rent and Additional Rent and all damages (including, without limitation, consequential damages) payable by Subtenant to Sublandlord), without requiring any notice of non-payment, non-performance, or non-observance, or any other notice or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives; and the undersigned expressly agrees that the validity of this Guaranty and the oligations of the undersigned hereunder shall in no wise be terminated, affected or impaired by reason of the assertion or non-assertion by Sublandlord against Subtenant of any of the rights or remedies reserved to Sublandlord pursuant to the provisions of the Sublease. The undersigned further covenants and agrees that this Guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the Sublease and during any period when Subtenant is occupying all or any part of the Premises as a "Statutory Tenant."

      Anything herein (except for the provisions of the next following sentence) to the contrary notwithstanding, this Guaranty shall not extend to any obligations (including, without limitation, any Base Rent, Additional Rent or any other charges and sums due and payable by Subtenant under the Sublease) arising under the Sublease after the date upon which the Subtenant and each person and other entity claiming through Subtenant vacates the Premises, removes all of its personal property from the Premises and from the building in which the Premises are located and then offers to deliver possession of the Premises to the Sublandlord in the manner provided in the Sublease for delivery of the Premises upon the stated

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expiration date of the Sublease. The immediately preceding sentence shall not be applicable to any obligation of Subtenant arising under Paragraph 12(c) of the Sublease.

       This is an absolute and unconditional guaranty of payment and not of collection and Guarantor further waives any right to require that any action be brought against Subtenant or any other person or other entity to require that resort be had to any security or to any balance of any deposit account or credit on the books of Sublandlord in favor of Subtenant or any other person or other entity. Successive recoveries may be had hereunder. No invalidity, irregularity or unenforceability of all or any part of the Sublease shall affect, impair or be a defense to this Guaranty and this Guaranty shall constitute a primary obligation of the Guarantor.

       Notwithstanding any payments made by Guarantor hereunder, Guarantor shall not be subrogated to any of the rights of Sublandlord against Subtenant for any payment, nor shall Guarantor seek any reimbursement from Subtenant in respect of payments made by Guarantor hereunder, until all of the amounts due or becoming due to Sublandlord under the Sublease have been paid.

       Each reference herein to Sublandlord shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, distributees, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

       This Guaranty does not modify the terms of the Sublease and nothing herein contained shall relieve Subtenant from any liability under the Sublease in accordance with the terms of the Sublease.

       No delay on the part of Sublandlord in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Sublandlord to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty or any termination hereof be effective unless in a writing signed by Sublandlord, and no such waiver shall be applicable except in the specific instance for which given.

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       Any references in this Guaranty to the Sublease shall include all of the terms, covenants and conditions of the Master Lease incorporated therein.

       In the event that the Master Lease shall terminate or expire before the expiration of the term of the Sublease with the result that the Sublease shall continue as a lease between Landlord and Subtenant, then upon such termination or expiration of the Master Lease Landlord shall be substituted for Sublandlord under this Guaranty with respect to those obligations of Subtenant arising under the Sublease after such termination or expiration of the Master Lease.

       As a further inducement to Sublandlord to make the Sublease and in consideration thereof, Sublandlord and Guarantor hereby covenant and agree that in any action or proceeding brought by either Sublandlord or Guarantor against the other on any matters whatsoever arising out of, under, or by virtue of this Guaranty, Sublandlord and Guarantor shall and do hereby waive trial by jury.

       The Guaranty shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed wholly within the State of New York.

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       IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first set forth above.

                                        /s/ Jay Chiat
                                        --------------------------------
                                        Jay Chiat

                                        c/o Screaming Media.Com, Inc.
                                        --------------------------------
                                        (address)

                                        601 West 26th Street, 13th Floor
                                        --------------------------------
                                        New York, NY 10001

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

       On this 4th day of February, 2000, before me personally came Jay Chiat, to me known and known to me to be the individual described in, and who executed, the foregoing Guaranty, and acknowledged to me that he executed the same.

                                          Terrence Bennett
                                          -------------------------------------
                                          Notary Public

                                          Terrence Bennett
                                          Notary Public, State of New York
                                          No. 02BE4971066
                                          Qualified in New York County
                                          Commission Expires August 20, 2000





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